Exhibit 99.1

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, MA 01880

Phone: 781/224-0880 Fax: 781/224-4216

For Immediate Release

Contacts:	Gregory A. Serrao	Breht T. Feigh
	Chairman, President and	Executive Vice President,
	Chief Executive Officer	Chief Financial Officer and Treasurer
	781-224-0880	781-224-0880

AMERICAN DENTAL PARTNERS REPORTS

SECOND QUARTER AND FIRST HALF 2008 FINANCIAL RESULTS

WAKEFIELD, MASSACHUSETTS, July 28, 2008—American Dental Partners, Inc. (NASDAQ:ADPI) announced financial results today for the quarter and six months ended June 30, 2008.

The Company’s financial results reflect income and expenses, including non-cash items, required by generally accepted accounting principles as a result of the previously announced settlement of litigation among PDG, P.A. (“PDG”), PDHC, Ltd., one of the Company’s subsidiaries, and the Company effective February 29, 2008. In addition to its actual results, the Company has provided a pro forma financial presentation that excludes the operating results of 25 dental facilities transferred to PDG on February 29, 2008 and the accounting impact associated with the litigation settlement from both periods of comparison (see “PDG Litigation Settlement Accounting” and “Supplemental Operating Data” tables).

Comparing actual results and pro forma results for the second quarter of 2008 with the second quarter of 2007:

•	Net revenue was $74,639,000 as compared to $66,552,000. Pro forma net revenue was $70,032,000 as compared to $53,989,000.

•	Earnings from operations were $9,082,000 as compared to $8,187,000. Pro forma earnings from operations were $5,598,000 as compared to $6,251,000.

•	Net earnings were $3,973,000 as compared to $4,528,000. Pro forma net earnings were $1,847,000 as compared to $3,361,000.

•	Diluted net earnings per share were $0.30 as compared to $0.34. Pro forma diluted net earnings per share were $0.14 as compared to $0.25.

•	Diluted cash net earnings per share were $0.41 as compared to $0.40. Pro forma diluted cash net earnings per share were $0.24 as compared to $0.32.

Comparing actual results and pro forma results for the first six months of 2008 with the first six months of 2007:

•	Net revenue was $154,450,000 as compared to $132,010,000. Pro forma net revenue was $140,086,000 as compared to $106,841,000.

•	Earnings from operations were $46,962,000 as compared to $15,410,000. Pro forma earnings from operations were $11,051,000 as compared to $11,296,000.

•	Net earnings were $25,498,000 as compared to $8,407,000. Pro forma net earnings were $3,590,000 as compared to $5,929,000.

•	Diluted net earnings per share were $1.95 as compared to $0.64. Pro forma diluted net earnings per share were $0.27 as compared to $0.45.

•	Diluted cash net earnings per share were $2.15 as compared to $0.76. Pro forma diluted cash net earnings per share were $0.48 as compared to $0.58.

Operating Results

Patient revenue of the Company’s affiliated dental group practices was $105,952,000 for the quarter, which includes $99,909,000 from dental group practices which are affiliated with the Company by means of service agreements and $6,043,000 from Arizona’s Tooth Doctor for Kids. Same market patient revenue growth was 6.5% for the quarter and (0.2%) excluding in-market affiliations.

Cash flow from operations was $13,660,000 for the quarter. Capital expenditures were $2,857,000 for the quarter. The Company expanded and/or relocated three dental facilities during the quarter. Amounts paid for affiliations and acquisitions, including contingent amounts and affiliation costs, amounted to $9,132,000 during the quarter, which included a contingent amount related to the Company’s acquisition of Metropolitan Dental Holdings, Inc. of $9,685,000 of which $9,084,000 was paid in the quarter.

PDG Litigation Settlement Accounting

As previously reported, the Company completed the settlement of the litigation with PDG effective February 29, 2008 which included transferring the operating assets of 25 dental facilities to PDG and entering into a transition services agreement with PDG in which the Company is obligated to provide interim management services to PDG through September 30, 2008.

During the quarter, PDG reimbursed the Company $1,274,000 for expenses associated with certain PDG doctors remaining on a temporary basis in six dental facilities retained by the Company as part of the settlement agreement. The Company also recognized $687,000 of income associated with the litigation as a result of $1,002,000 of insurance proceeds received for professional fees that were partially reimbursable pursuant to insurance coverage offset by professional fees and other expenses associated with the litigation of $315,000. During the quarter, the Company recognized $3,333,000 of income under the transition services agreement with PDG and incurred approximately $537,000 of associated expenses.

Cash net earnings and cash earnings from operations are non-GAAP financial measures. In accordance with the requirement of SEC Regulation G, please see the attached financial tables for a presentation of the most comparable GAAP measures and the reconciliation to the nearest GAAP measure and all additional reconciliations required by Regulation G.

For further discussion of these events and a comprehensive review of the second quarter ended June 30, 2008, the Company will host its previously announced conference call on Tuesday, July 29, 2008 at 10:00 a.m. EDT, which will be broadcast live over the Internet at www.amdpi.com. The call will be hosted by Gregory A. Serrao, Chairman, President and Chief Executive Officer. To access the webcast, participants should visit the Investor Relations section of the website at least fifteen minutes prior to the start of the conference call to download and install any necessary audio software. A replay of the webcast will be available at www.amdpi.com approximately two hours after the call through 6:00 p.m. EDT Tuesday, August 5, 2008.

American Dental Partners is one of the nation's leading business partners to dental group practices. The Company is affiliated with 27 dental group practices which have 242 dental facilities with approximately 2,097 operatories located in 18 states.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: With the exception of the historical information contained in this news release, the matters described herein contain “forward-looking” statements that involve risk and uncertainties that may individually or collectively impact the matters herein described, including but not limited to the possibility that we may not realize the benefits expected from our acquisition and affiliation strategy, economic, regulatory and/or other factors outside the control of the Company, settlements or judgements of pending litigation, which are detailed from time to time in the “Risk Factors” section of the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2007.

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Net revenue	$74,639	$66,552	$154,450	$132,010
Operating expenses:
Salaries and benefits	31,355	27,194	66,856	55,165
Lab fees and dental supplies	11,143	10,506	23,124	20,680
Office occupancy expenses	8,480	7,273	17,493	14,409
Other operating expenses	6,708	5,559	13,480	11,060
General corporate expenses	3,465	3,322	7,095	6,703
Depreciation expense	2,684	2,206	5,458	4,310
Amortization of intangible assets	2,409	1,483	4,796	2,925
Litigation settlement (gain) expense	(687)	822	(30,814)	1,348

Total operating expenses	65,557	58,365	107,488	116,600

Earnings from operations	9,082	8,187	46,962	15,410
Interest expense, net	2,419	578	4,874	1,203
Minority interest	151	90	291	247

Earnings before income taxes	6,512	7,519	41,797	13,960
Income taxes	2,539	2,991	16,299	5,553

Net earnings	$3,973	$4,528	$25,498	$8,407

Net earnings per common share:
Basic	$0.31	$0.36	$1.98	$0.67

Diluted	$0.30	$0.34	$1.95	$0.64

Weighted average common shares outstanding:
Basic	12,862	12,669	12,850	12,563

Diluted	13,117	13,302	13,106	13,203

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands)

(unaudited)

	June 30, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$6,917	$6,376
Accounts receivable, net	34,216	23,621
Other current assets	9,481	25,261

Total current assets	50,614	55,258

Property and equipment, net	52,149	60,445

Other non-current assets:
Goodwill	76,072	70,602
Intangible assets, net	177,364	179,969
Other assets	2,804	2,232

Total non-current assets	256,240	252,803

Total assets	$359,003	$368,506

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$34,048	$40,524
Accrued litigation expense	—	30,968
Other current liabilities	—	3,475
Current maturities of debt	192	188

Total current liabilities	34,240	75,155

Non-current liabilities:
Long-term debt	145,233	140,986
Other liabilities	36,977	36,568

Total non-current liabilities	182,210	177,554

Total liabilities	216,450	252,709

Minority Interest	693	894
Commitments and contingencies
Stockholders’ equity	141,860	114,903

Total liabilities and stockholders’ equity	$359,003	$368,506

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the three months ended June 30, 2008

		Pro Forma Adjustments
	Actual	Settlement Assets (a)		Management Services (b)	Pro Forma
Net revenue	$74,639	$1,274		$3,333	$70,032
Operating expenses
Salaries and benefits	31,355	962		355	30,038
Lab fees and dental supplies	11,143	135		—	11,008
Office occupancy expenses	8,480	229		60	8,191
Other operating expenses	6,708	(117)		108	6,718
General corporate expenses	3,465	—		—	3,465
Litigation expenses	(687)	(687	) (c)	—	—

EBITDA	14,175	752		2,811	10,612
Depreciation	2,684	65		14	2,605
Amortization	2,409	—		—	2,409

Earnings from operations	9,082	687		2,797	5,598
Interest expense, net	2,419	—		—	2,419
Minority interest	151	—		—	151

Earnings before income taxes	6,512	687		2,797	3,028
Income taxes	2,539				1,181

Net earnings	3,973				1,847
Amortization of service agreements, net of tax	1,364				1,364

Cash net earnings (d)	$5,337				$3,211

Diluted net earnings per common share	$0.30				$0.14

Diluted cash net earnings per common share (d)	$0.41				$0.24

(a)	Includes expense reimbursement associated with the PDG doctors who practiced temporarily in the six dental facilities retained by the Company.
(b)	The Company has agreed to provide interim management services to PDG through September 30, 2008. Includes interim management fee revenue and expenses associated with providing such services.
(c)	Includes insurance proceeds of $1,002,000 received for professional fees that were partially reimbursable pursuant to insurance coverage offset by professional fees and other expenses associated with the litigation of $315,000.
(d)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142—Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the three months ended June 30, 2007

		Pro Forma Adjustments
	Actual	Settlement Assets (e)	Management Services (f)	Pro Forma
Net revenue	$66,552	$9,118	$3,445	$53,989
Operating expenses
Salaries and benefits	27,194	5,060	503	21,631
Lab fees and dental supplies	10,506	1,768	—	8,738
Office occupancy expenses	7,273	1,143	50	6,080
Other operating expenses	5,559	801	122	4,635
General corporate expenses	3,322	—	—	3,322
Litigation expenses	822	822 (g)	—	—

EBITDA	11,876	(476)	2,770	9,582
Depreciation	2,206	346	14	1,848
Amortization	1,483	—	—	1,483

Earnings from operations	8,187	(822)	2,756	6,251
Interest expense, net	578	—	—	578
Minority interest	90	—	—	90

Earnings before income taxes	7,519	(822)	2,756	5,583
Income taxes	2,991			2,222

Net earnings	4,528			3,361
Amortization of service agreements, net of tax	856			856

Cash net earnings (h)	$5,384			$4,217

Diluted net earnings per common share	$0.34			$0.25

Diluted cash net earnings per common share (h)	$0.40			$0.32

(e)	Includes expense reimbursement associated with 25 dental facilities transferred to PDG as part of litigation settlement.
(f)	The Company provided management services to pursuant to a Service Agreement with PDG through December 31, 2007. Includes estimated proportion of service fee revenue and associated expenses for 25 of the 31 dental facilities transferred to PDG.
(g)	Includes professional fees associated with PDG litigation of $822,000.
(h)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142—Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the six months ended June 30, 2008

		Pro Forma Adjustments
	Actual	Settlement Assets (i)		Management Services (j)	Pro Forma
Net revenue	$154,450	$7,697		$6,667	$140,086
Operating expenses
Salaries and benefits	66,856	4,717		1,207	60,932
Lab fees and dental supplies	23,124	1,436		—	21,688
Office occupancy expenses	17,493	1,092		120	16,281
Other operating expenses	13,480	135		215	13,130
General corporate expenses	7,095	—		—	7,095
Litigation expenses	(30,814)	(30,814	) (k)	—	—

EBITDA	57,216	31,131		5,125	20,960
Depreciation	5,458	317		28	5,113
Amortization	4,796	—		—	4,796

Earnings from operations	46,962	30,814		5,097	11,051
Interest expense, net	4,874	—		—	4,874
Minority interest	291	—		—	291

Earnings before income taxes	41,797	30,814		5,097	5,886
Income taxes	16,299				2,296

Net earnings	25,498				3,590
Amortization of service agreements, net of tax	2,714				2,714

Cash net earnings (l)	$28,212				$6,304

Diluted net earnings per common share	$1.95				$0.27

Diluted cash net earnings per common share (l)	$2.15				$0.48

(i)	Includes expense reimbursement associated with (i) 25 dental facilities transferred on February 29, 2008 to PDG as part of litigation settlement and (ii) the PDG doctors who practiced temporarily in the six dental facilities retained by the Company.
(j)	The Company has agreed to provide interim management services to PDG through September 30, 2008. Includes interim management fee revenue, expenses associated with providing such services, and salaries and benefits expense of management staff, including severance, who have been terminated as a result of realigning the Company's Minnesota-based management team.
(k)	Includes gain on disposal of assets of $30,763,000 and insurance proceeds of $1,002,000 for professional fees associated with the PDG litigation which were partially reimbursable pursuant to insurance coverage offset by professional fees and other expenses associated with the litigation of $951,000.
(l)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142—Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Pro forma consolidated statement of income

for the six months ended June 30, 2007

		Pro Forma Adjustments
	Actual	Settlement Assets (m)	Management Services (n)	Pro Forma
Net revenue	$132,010	$18,338	$6,831	$106,841
Operating expenses
Salaries and benefits	55,165	10,215	1,008	43,942
Lab fees and dental supplies	20,680	3,573	—	17,107
Office occupancy expenses	14,409	2,277	98	12,034
Other operating expenses	11,060	1,583	232	9,245
General corporate expenses	6,703	—	—	6,703
Litigation expenses	1,348	1,348 (o)	—	—

EBITDA	22,645	(658)	5,493	17,810
Depreciation	4,310	690	31	3,589
Amortization	2,925	—	—	2,925

Earnings from operations	15,410	(1,348)	5,462	11,296
Interest expense, net	1,203	—	—	1,203
Minority interest	247	—	—	247

Earnings before income taxes	13,960	(1,348)	5,462	9,846
Income taxes	5,553			3,917

Net earnings	8,407			5,929
Amortization of service agreements, net of tax	1,687			1,687

Cash net earnings (p)	$10,094			$7,616

Diluted net earnings per common share	$0.64			$0.45

Diluted cash net earnings per common share (p)	$0.76			$0.58

(m)	Includes expense reimbursement associated with (i) 25 dental facilities transferred on February 29, 2008 to PDG as part of litigation settlement and (ii) the PDG doctors who practiced temporarily in the six dental facilities retained by the Company.
(n)	The Company provided management services to pursuant to a Service Agreement with PDG through December 31, 2007. Includes estimated proportion of service fee revenue and associated expenses for 25 of the 31 dental facilities transferred to PDG.
(o)	Includes professional fees associated with PDG litigation of $1,348,000.
(p)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142—Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts)

(unaudited)

Change in pro forma consolidated statements of income

for the three and six months ended June 30, 2008 and 2007

	Three Months Ended June 30,			Six Months Ended June 30,
	Pro Forma 2008	Pro Forma 2007	Change in Pro Forma Results	Pro Forma 2008	Pro Forma 2007	Change in Pro Forma Results
Net revenue	$70,032	$53,989	30%	$140,086	$106,841	31%
Operating expenses
Salaries and benefits	30,038	21,631	39%	60,932	43,942	39%
Lab fees and dental supplies	11,008	8,738	26%	21,688	17,107	27%
Office occupancy expenses	8,191	6,080	35%	16,281	12,034	35%
Other operating expenses	6,718	4,635	45%	13,130	9,245	42%
General corporate expenses	3,465	3,322	(5)%	7,095	6,703	6%
Litigation expenses	—	—	0%	—	—	0%

EBITDA	10,612	9,582	11%	20,960	17,810	18%
Depreciation	2,605	1,848	41%	5,113	3,589	42%
Amortization	2,409	1,483	62%	4,796	2,925	64%

Earnings from operations	5,598	6,251	(10)%	11,051	11,296	(2)%
Interest expense, net	2,419	578	319%	4,874	1,203	305%
Minority interest	151	90	68%	291	247	18%

Earnings before income taxes	3,028	5,583	(46)%	5,886	9,846	(40)%
Income taxes	1,181	2,222	(45)%	2,296	3,917	(41)%

Net earnings	1,847	3,361	(45)%	3,590	5,929	(39)%
Amortization of service agreements, net of tax	1,364	856	59%	2,714	1,687	61%

Cash net earnings	$3,211	$4,217	(24)%	$6,304	$7,616	(17)%

Diluted net earnings per common share	$0.14	$0.25	(42)%	$0.27	$0.45	(39)%

Diluted cash net earnings per common share	$0.24	$0.32	(21)%	$0.48	$0.58	(17)%

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except selected statistical data)

(unaudited)

Selected statistical data

	June 30, 2008	June 30, 2007	% Change
Number of dental facilities	242	220	10.0%
Number of operatories (q)	2,097	1,997	5.0%
Number of affiliated dentists (r)	544	524	3.8%

(q)	An operatory is an area where dental care is performed and generally contains a dental chair, a hand piece delivery system and other essential equipment.
(r)	Includes full-time equivalent general or specialty dentists employed by or contracted with the affiliated practices, including Arizona's Tooth Doctor for Kids.

Patient revenue and same market patient revenue growth (s)

	Three Months Ended June 30,				% Change	Six Months Ended June 30,				% Change
	2008		2007			2008		2007
Patient revenue of affiliated practices:
Platform dental group practices affiliated with us in both periods of comparison	$81,249		$76,278		6.5%	$164,341		$151,920		8.2%
Platform dental group practices that affiliated with us during periods of comparison	24,703	(t)	23,849	(t)	3.6%	48,985	(u)	46,745	(u)	4.8%

Total patient revenue	105,952		100,127		5.8%	213,326		198,665		7.4%
Patient revenue of Arizona’s Tooth Doctor for Kids	6,043		5,752		5.1%	12,165		11,555		5.3%

Patient revenue of platform dental group practices affiliated with us by means of service agreements	99,909		94,375		5.9%	201,161		187,110		7.5%
Amounts due to us under service agreements	63,032		59,559		5.8%	125,827		118,039		6.6%

Amounts retained by platform dental group practices affiliated with us by means of service agreements	$36,877		$34,816		5.9%	$75,334		$69,071		9.1%

(s)	Includes patient revenue of affiliated dental group practices which are not consolidated with the Company's financial results and patient revenue of Arizona's Tooth Doctor for Kids which is consolidated with the Company's financial results.
(t)	In addition to platform affiliations completed since April 1, 2007, also includes patient revenue of the six dental facilities retained by the Company for the three months ended June 30, 2008 and the 31 dental facilities comprising Park Dental for the three months ended June 30, 2007.
(u)	In addition to platform affiliations completed since January 1, 2007, also includes patient revenue of the six dental facilities retained by the Company for the six months ended June 30, 2008 and the 31 dental facilities comprising Park Dental for the six months ended June 30, 2007.